BRIGHTHOUSE LIFE INSURANCE COMPANY of NY

Brighthouse Variable Annuity Account B

Supplement dated October 2, 2023 to the Prospectuses

for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company of NY (“we” or “us”). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at Brighthouse Life Insurance Company of NY, P.O. Box 4301, Clinton, IA 52733-4301, call us at (888) 243-1932 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Annuity Service Center Contact Information Change

Effective October 16, 2023, the contact information for the Annuity Service Center for various Contract transactions will change. Please use the contact information listed below.

Death Claims	Brighthouse Life Insurance Company of NY P.O. Box 4330 Clinton, IA 52733-4330 Fax: 877-245-8163

Annuity Payments/Income • Requests to receive regular income payments (referred to as Annuity Payments)	Brighthouse Life Insurance Company of NY P.O. Box 4365 Clinton, IA 52733-4365 Telephone: 800-882-1292 Fax: 877-246-8424

• Death Claims for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company of NY P.O. Box 4364 Clinton, IA 52733-4364 Telephone: 800-882-1292 Fax: 877-245-8163

• General requests and elections for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company of NY P.O. Box 4363 Clinton, IA 52733-4363 Telephone: 800-882-1292 Fax: 877-246-8424

B4 (nonSelling VAs SA B_PRO)

CS51S1/CS51SR

All other requests and elections, including subsequent Purchase Payments, and general inquiries	Brighthouse Life Insurance Company of NY P.O. Box 4301 Clinton, IA 52733-4301 Telephone: 888-243-1932 Fax: 877-246-8424

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on December 15, 2023. After this date, requests and elections, (including payments) sent to an address other than the ones provided above, may be returned or there may be a delay in processing requests or applying payments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the prospectus for the following variable annuity contracts:

Brighthouse Variable Annuity Account B

Class A	Class VA-4 (offered between May 1, 2011 and October 7, 2011)

Class AA	Class VA-4 (offered between October 7, 2011 and May 1, 2016)

Class B	Class VA-4 (offered on and after May 1, 2016)

Class C (offered between September 4, 2001 and October 7, 2011)	Class VA (offered between October 7, 2011 and May 1, 2016)

Class C (offered on and after October 7, 2011)	Class XC

Class C (offered between September 4, 2001 and October 7, 2011)	Class XTRA

Class L (offered between June 15, 2001 and October 7, 2011)	Class XTRA 6

Class L-4 Year (offered between June 15, 2001 and October 7, 2011)	First COVA VA; First Cova Custom-Select VA, Russell Select

Class L-4 Year (offered between October 7, 2011 and April 28, 2013)	Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

Class L-4 (offered on and after April 29, 2013)	Marquis Portfolios (offered on and after April 30, 2012)

Class O (offered between April 30, 2012 and September 20, 2015)	Protected Equity Portfolio (PEP)

Class O (offered on and after September 21, 2015)	Pioneer PRISM XC

Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)	PrimElite III

Class S and Class S-L Share Option (offered between October 7, 2011 and May 1, 2016)	PrimElite IV

Class VA	Brighthouse Simple Solutions

Class VA (offered between June 15, 2001 and October 7, 2011)	Vintage L

Vintage XC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE